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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Under Rule 14a-12

                                 NETEGRITY, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and  0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(1)   Amount previously paid:

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(4)   Date Filed:

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




      This filing consists of Questions and Answers for Netegrity customers for use by Netegrity employees, a script for Netegrity account executives for use with key accounts and a letter to Netegrity customers, first distributed on October 7, 2004.

QUESTIONS AND ANSWERS FOR CUSTOMERS

                    NETEGRITY/COMPUTER ASSOCIATES ACQUISITION

                         CUSTOMER QUESTIONS AND ANSWERS

                              For Internal Use Only

                                 October 6, 2004

GENERAL QUESTIONS

Q.    WHAT ARE NETEGRITY AND COMPUTER ASSOCIATES ANNOUNCING?

A. We have announced that we have signed a definitive agreement for Computer Associates to acquire Netegrity in a cash transaction. The combined company is expected to provide customers with the broadest end to end security management solutions available in the market today. Netegrity's market leading identity and access management technology is expected to be a key complement to Computer Associates' eTrust security management solution.

Q.    WHAT ARE THE TERMS OF THE DEAL?

A. Computer Associates will acquire Netegrity for $10.75 per share or approximately $430 million in cash.

Q. WHEN DO YOU EXPECT THE DEAL TO CLOSE? WHAT ARE THE APPROVALS THAT ARE REQUIRED FOR THE DEAL TO CLOSE?

A. The acquisition is subject to customary regulatory approvals and the approval of Netegrity's shareholders. While approval timelines are not under our control, the acquisition is expected to be completed in the next 90 days.

Q.    WHY DID NETEGRITY DECIDE TO WORK WITH COMPUTER ASSOCIATES ON AN
      ACQUISITION?

A. After extensive evaluations, Netegrity concluded that Computer Associates has significant global resources that could help accelerate our market penetration and drive rapid growth. Furthermore we believe there are a number of important synergies between Computer Associates and Netegrity.

      The security market segment is one in which Computer Associates has made significant investment, and we believe this deal would further reinforce their focus on this key strategic area. We believe Netegrity's heterogeneous identity and access management solution would extend Computer Associates' ability to deliver on their Enterprise Infrastructure Management strategy which is designed to help our customers simplify management of their IT infrastructures, increase utilization rates, accommodate both real-time and on-demand needs and better align IT infrastructure with the operations of their business. We also believe the addition of Netegrity's security offerings to CA's Identity and Access Management suite would enable the delivery of a complete, integrated and open solution.

      From a resource perspective, Computer Associates' marketing and sales resources, along with a very large customer base, should allow us to penetrate companies and regions that we might not have been able to reach as quickly on our own. Like Netegrity, Computer Associates is located on the east coast, and has a number of development and sales offices throughout the world.

Q. WILL COMPUTER ASSOCIATES SUPPORT NETEGRITY'S CUSTOMERS WITH ITS TECHNICAL SUPPORT STAFF OR WILL I NEED TO GO TO NETEGRITY?

A. Until the acquisition is closed, Netegrity customers should continue to follow the current process to get technical support.


Q. WILL NETEGRITY CONTINUE TO FOCUS ON THE IDENTITY AND ACCESS MANAGEMENT SPACE OR ARE YOU MOVING AWAY FROM THAT?

A. Computer Associates is looking to take advantage of Netegrity's strong assets in the identity and access management market segment. Today Netegrity brings significant strength in solving major customer pains in identity and access management. We believe this complements Computer Associates' strength in the mainframe and distributed computing environments.

Q.    DOES THIS ACQUISITION AFFECT ANY OF NETEGRITY'S CURRENT PRODUCT PLANS?

A. Until we get regulatory approval we cannot complete the integration plan. However, Computer Associates' interest in this acquisition was because of Netegrity's strong technology solutions, people expertise and strong customer base.

QUESTIONS ON COMPUTER ASSOCIATES

Q.    WHAT DOES COMPUTER ASSOCIATES SPECIALIZE IN?

A. Computer Associates is a publicly traded software company with approximately 15,000 employees headquartered in Islandia, New York. They are a global company with operations in more than 50 countries. Computer Associates had $3.2B in revenue for fiscal year 2004 with a market cap of $16B. Computer Associates is a leading worldwide provider of solutions and services for the management of IT infrastructure, business information and application development. Computer Associates' solutions address an extensive range of management challenges across the full range of heterogeneous distributed and mainframe platforms found in today's enterprise environments. They are organized into six powerful brands:
      Unicenter for enterprise management, BrightStor for storage management, eTrust for security management, AllFusion for application life cycle management, Advantage for data management and application development, and CleverPath for portal and business intelligence.

Q. HOW MANY CUSTOMERS DOES COMPUTER ASSOCIATES HAVE AND WHO ARE SOME OF THEIR KEY CLIENTS?

A. They have approximately 95% of the Fortune 500 as customers and many other major accounts across the globe.

Q.    DO NETEGRITY AND COMPUTER ASSOCIATES HAVE ANY JOINT CUSTOMERS TODAY?

A. Yes, we do have some joint customers today. For some time now we have worked collaboratively with a variety of Computer Associates' eTrust products including eTrust LDAP directory.


Q. HOW WILL THE COMBINATION OF NETEGRITY AND COMPUTER ASSOCIATES ENHANCE THE COMBINED COMPANY'S MARKET POSITION?

A. We believe there are a number of important synergies between Computer Associates and Netegrity. We expect the combination of our two companies would carry forward our commitment to solve customer's greatest enterprise security challenges. In addition, we anticipate that Computer Associates would bring significant sales and marketing reach to Netegrity and Netegrity may further solidify CA's leadership position in the Identity and Access Management space.

Q. WHAT DO I DO IF A CUSTOMER WANTS TO SPEAK WITH COMPUTER ASSOCIATES ABOUT THE ACQUISITION AND FUTURE PLANS?

A. We cannot speak about the joint plans between the two companies until we have received regulatory approval. After regulatory approval and as soon as we have the joint plans completed, we will provide those details.

      Until the acquisition closes we must operate as independent companies. Customers who have questions about Netegrity and our products need to contact our sales executive. Customers who have questions about Computer Associates and their products need to contact Computer Associates sales executives.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

      Netegrity plans to file with the Securities and Exchange Commission and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Computer Associates, Netegrity, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Computer Associates and Netegrity through the web site maintained by the SEC at www.sec.gov.

      In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from Netegrity by contacting Investor Relations, Netegrity, 201 Jones Road, Waltham, MA 02451, 800-325-9870.

      Computer Associates and Netegrity, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Computer Associates' directors and executive officers is contained in Computer Associates' Form 10-K for the year ended March 31, 2004 and its proxy statement dated July 28, 2004, as amended. Information regarding Netegrity's directors and executive officers is contained in Netegrity's Form 10-K for the year ended December 31, 2004 and its proxy statement dated March 31, 2004, which are filed with the SEC. As of October 5, 2004, Netegrity's directors and executive officers beneficially owned approximately 4.8 million shares, or 12%, of Netegrity's common stock.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between Computer Associates and Netegrity, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Computer Associates or Netegrity managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction, the ability of Computer Associates to successfully integrate Netegrity's operations and employees; the ability to realize anticipated synergies and cost savings; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market; market acceptance of new products and services and continued acceptance of existing products and services; risks associated with the entry into new markets; business conditions in the distributed systems and mainframe software and hardware markets; uncertainty and volatility associated with Internet and eBusiness-related activities; and the other factors described in Computer Associates' Annual Report on Form 10-K for the year ended March 31, 2004 and its most recent quarterly report filed with the SEC and in Netegrity's Annual Report on Form 10-K for the year ended December 31, 2003 and its most recent quarterly report filed with the SEC. Computer Associates and Netegrity disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

SCRIPT FOR KEY ACCOUNTS

                     SCRIPT FOR NETEGRITY ACCOUNT EXECUTIVES
                          TO BE USED WITH KEY ACCOUNTS

                                 October 6, 2004

HELLO, THIS IS __________________ FROM NETEGRITY. I WANTED TO GIVE YOU A CALL TODAY BECAUSE WE HAVE SOME EXCITING NEWS THAT I WANTED TO SHARE WITH YOU.

This morning we announced that we signed a definitive agreement for Computer Associates to acquire Netegrity in a cash transaction. I also wanted to let you know why we felt this was the right move.

The security market is one in which Computer Associates has made significant investment. We feel that the combined companies would provide customers with the broadest end to end security solution available on the market today. Netegrity's heterogeneous identity and access management solutions extend Computer Associates' ability to address the heterogeneous web, distributed and mainframe security challenges facing today's largest enterprises. We believe Netegrity's identity and access management technology would be a key complement to Computer Associates' eTrust line of security solutions.

By combining Netegrity's market leading technology and strong intellectual capital with Computer Associates' significant global resources, strong presence in the security market, and broad complement of products, we can continue to build on our tradition of providing superior products and delivering even greater value and service to our customers.

The planning and details around the integration have not been completed. However, once the acquisition has received regulatory approval, the companies can complete their integrated plan. We anticipate having regulatory approval within 90 day.

UNTIL THE ACQUISITION IS CLOSED, I WILL CONTINUE TO BE YOUR NETEGRITY SALES CONTACT. IN ADDITION YOU SHOULD CONTINUE TO FOLLOW THE CURRENT PROCESS TO GET TECHNICAL SUPPORT.

PLEASE DON'T HESITATE TO GIVE ME A CALL, IF I CAN ASSIST YOU,



THANKS FOR YOUR TIME.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

      Netegrity plans to file with the Securities and Exchange Commission and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Computer Associates, Netegrity, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Computer Associates and Netegrity through the web site maintained by the SEC at www.sec.gov.

      In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from Netegrity by contacting Investor Relations, Netegrity, 201 Jones Road, Waltham, MA 02451, 800-325-9870.

      Computer Associates and Netegrity, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Computer Associates' directors and executive officers is contained in Computer Associates' Form 10-K for the year ended March 31, 2004 and its proxy statement dated July 28, 2004, as amended. Information regarding Netegrity's directors and executive officers is contained in Netegrity's Form 10-K for the year ended December 31, 2004 and its proxy statement dated March 31, 2004, which are filed with the SEC. As of October 5, Netegrity's directors and executive officers beneficially owned approximately 4.8 million shares, or 12%, of Netegrity's common stock.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

      Statements in this document regarding the proposed transaction between Computer Associates and Netegrity, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Computer Associates or Netegrity managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction, the ability of Computer Associates to successfully integrate Netegrity's operations and employees; the ability to realize anticipated synergies and cost savings; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market; market acceptance of new products and services and continued acceptance of existing products and services; risks associated with the entry into new markets; business conditions in the distributed systems and mainframe software and hardware markets; uncertainty and volatility associated with Internet and eBusiness-related activities; and the other factors described in Computer Associates' Annual Report on Form 10-K for the year ended March 31, 2004 and its most recent quarterly report filed with the SEC and in Netegrity's Annual Report on Form 10-K for the year ended December 31, 2003 and its most recent quarterly report filed with the SEC. Computer Associates and Netegrity disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

LETTER TO CUSTOMERS

<Customer Name>

I would like to share with you some exciting news on how Netegrity is continuing the company's heritage of shaping the future of identity and access management and increasing our ability to more comprehensively solve your enterprise security challenges.

Today, October 6, we announced that Computer Associates has entered into a definitive agreement to acquire Netegrity. The security market is one in which Computer Associates has made significant investment and we believe that the combined companies would provide customers with the broadest end to end security solution available on the market today. We believe Netegrity's heterogeneous identity and access management solutions would extend Computer Associates' ability to address the heterogeneous web, distributed and mainframe security challenges facing today's largest enterprises. In addition, we believe that Netegrity's identity and access management technology would be a key complement to Computer Associates' eTrust line of security solutions.

By combining Netegrity's market leading technology and strong intellectual capital with Computer Associates' significant global resources, strong presence in the security market, and broad complement of products, we believe we can continue to build on our tradition of providing superior products and delivering even greater value and service to our customers.

While we won't have specific details around the integration of the companies' organizations and products until the acquisition has been approved by the appropriate regulatory agencies, which we anticipate will happen before the end of this year, we can assure you that Computer Associates is looking to leverage and further extend the Netegrity product lines which you have come to rely on. Until the acquisition is closed, please continue to follow the current processes for sales and technical support.

As a Netegrity customer, I value your business and believe that the combined solution would provide significant value to help you address your future enterprise security needs.

Sincerely,

Barry Bycoff
Chairman, President and CEO

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

      Netegrity plans to file with the Securities and Exchange Commission and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Computer Associates, Netegrity, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Computer Associates and Netegrity through the web site maintained by the SEC at www.sec.gov.

      In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from Netegrity by contacting Investor Relations, Netegrity, 201 Jones Road, Waltham, MA 02451, 800-325-9870.

      Computer Associates and Netegrity, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Computer Associates' directors and executive officers is contained in Computer Associates' Form 10-K for the year ended March 31, 2004 and its proxy statement dated July 28, 2004, as amended. Information regarding Netegrity's directors and executive officers is contained in Netegrity's Form 10-K for the year ended December 31, 2004 and its proxy statement dated March 31, 2004, which are filed with the SEC. As of October 5, Netegrity's directors and executive officers beneficially owned approximately 4.8 million shares, or 12%, of Netegrity's common stock.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

      Statements in this document regarding the proposed transaction between Computer Associates and Netegrity, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Computer Associates or Netegrity managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction, the ability of Computer Associates to successfully integrate Netegrity's operations and employees; the ability to realize anticipated synergies and cost savings; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market; market acceptance of new products and services and continued acceptance of existing products and services; risks associated with the entry into new markets; business conditions in the distributed systems and mainframe software and hardware markets; uncertainty and volatility associated with Internet and eBusiness-related activities; and the other factors described in Computer Associates' Annual Report on Form 10-K for the year ended March 31, 2004 and its most recent quarterly report filed with the SEC and in Netegrity's Annual Report on Form 10-K for the year ended December 31, 2003 and its most recent quarterly report filed with the SEC. Computer Associates and Netegrity disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.